UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2008 (August 22, 2008)

CYBERDEFENDER CORPORATION
(Exact name of registrant as specified in its charter)

California	333-138430	65-1205833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

617 West 7th Street, Suite 401, Los Angeles, California		90017
(Zip Code)

Registrant’s telephone number, including area code:		(213) 689-8631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________________

This Current Report on Form 8-K and other reports filed from time to time with the Securities and Exchange Commission by CyberDefender Corporation, a California corporation (the “Registrant”), contains certain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management regarding the Registrant’s financial condition, future operating performance, results of operations and other statements that are not statements of historical fact. The words “expect”, “project”, “estimate”, “believe”, “anticipate”, “intend”, “plan”, “forecast” or the negative of these terms and similar expressions and variations thereof are intended to identify such forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 3.02 Recent Sales of Unregistered Securities.

During the period from June 24, 2008 through August 22, 2008, pursuant to the terms of a certain Securities Purchase Agreement (the “Securities Purchase Agreement”), the Registrant sold and issued in a private placement (the “Offering”) an aggregate of $980,500 of its units (the “Units”) for a price of $25,000 per Unit, with each Unit consisting of (i) 25,000 shares of the Registrant’s common stock (the “Common Stock”) and (ii) a five-year warrant to purchase up to an additional 18,750 shares of Common Stock at an exercise price of $1.25 per share (the “Warrants”).

The Securities Purchase Agreement and the Warrants provide for weighted average anti-dilution protection such that in the event the Registrant sells and issues shares of its Common Stock, or securities convertible into or exercisable for shares of its Common Stock, at a price per share, or conversion or exercise price per share, that is less than $1.00 (a “Dilutive Issuance”), the Registrant will be required to issue to each of the investors in the Offering additional shares of its Common Stock and the exercise price of the Warrants will be adjusted downward, except in connection with certain exempt issuances.

Out of the total gross proceeds of the Offering, the Registrant paid its placement agent $88,245 in commissions, and $24,512.50 as a non-accountable expense allowance, and issued to its placement agent a warrant to purchase 88,245 shares of Common Stock, equal to 9% of the number of shares of Common Stock issued in the Offering, at an exercise price of $1.00 per share. Except as otherwise disclosed herein, there were no underwriting discounts or other commissions paid in conjunction with the Offering.

The Offering was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, inasmuch as the securities were issued to accredited investors only without any form of general solicitation or general advertising.

The foregoing summary of the key terms and conditions of the Offering, the Securities Purchase Agreement and the Warrants does not purport to be a complete description thereof, and is qualified in its entirety by reference to the full text of the form of Securities Purchase Agreement and Warrant, copies of which are annexed to this Current Report as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

In connection with the Offering, the Registrant received notices of exercise of most favored nation rights from the holders (the “Holders”) of $648,000 in aggregate principal amount of the Registrant’s 7.41% Senior Secured Notes (the “Notes”), whereby the Holders elected to exchange their Notes, and all accrued interest thereon in the amount of $48,222, and all liquidated damages thereon in the amount of $19,602 for Units on a dollar for dollar basis. Accordingly, the Registrant canceled the $715,824 of indebtedness represented by the Notes and issued to the Holders 28.63296 Units, comprised of an aggregate of 715,824 shares of Common Stock and Warrants to purchase 536,864 shares of Common Stock.

Item 8.01 Other Events

The Registrant is disclosing its projections on earnings per common share for 2008 and 2009, as follows: loss per common share for 2008 is expected to be in the range of $(0.25) to $(0.35) and earnings per common share, diluted, for 2009 are expected to be in the range of $0.50 to $0.55.

For the full year 2008, the Registrant anticipates its net sales will be considerably higher than 2007. This increase is due to the Registrant not launching its new suite of products until late 2007 combined with aggressive marketing of these products in 2008. The Registrant anticipates the total net loss for the full year 2008 will be slightly higher than 2007. This is due to the cost of acquiring new customers and the deferral of revenue over the term of the Registrant’s annual software licenses. However, the Registrant anticipates net loss per common share for 2008 will be lower than 2007 due to the increase in the number of common shares outstanding based on the Registrant’s anticipated sale of additional common shares. The Registrant projects that its net loss per share for 2008 will be in the range of $(0.25) to $(0.35). The Registrant reported a net loss per share of $(0.47) for the full year 2007.

For 2009, the Registrant anticipates its net sales will be considerably higher than 2008. This anticipated increase is due to the Registrant’s continued aggressive marketing of its products as well as anticipated license renewal revenues from customers who renew their annual software licenses. The Registrant anticipates that it will turn to a net profit in 2009 from a net loss in 2008. The Registrant anticipates its net profit per common share, diluted, for 2009 will be in the range of $0.50 to $0.55.

These projections concerning future events and conditions are based upon the current expectations, estimates, assumptions and beliefs of the Registrant’s management. Management has used estimates based upon the Registrant’s past results to determine the acquisition cost of obtaining each new customer as well as the renewal rate for customers renewing their annual software licenses. If actual customer acquisition costs exceed the estimates or actual renewal rates are less than estimated, the Registrant’s projections could be materially and adversely affected. Additionally, the Registrant uses an independent contractor to help market and sell its identity protections services. In the event the independent contractor fails to achieve its sales projections, the Registrant’s revenues could be materially and adversely affected.

The foregoing disclosures contain certain “forward-looking statements,” as defined under U.S. federal securities laws, with respect to sales, earnings and other matters. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements are necessarily subject to risks, uncertainties and other factors, many of which are outside the control of the Registrant, which could cause actual results to differ materially from such statements and from the Registrant’s historical results and experience. In addition to the risks outlined in the paragraph above, these risks, uncertainties and other factors also include such things as: general business conditions, the ability of the Registrant to raise additional capital through the sale of its securities, strength of retail economies, changes in the Registrant’s relationships with customers, changes in media availability and pricing, and other risks, uncertainties and factors described from time to time in the Registrant’s reports filed with the Securities and Exchange Commission, which are available for review at www.sec.gov. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Any forward-looking statement speaks only as of the date of this Current Report, and the Registrant undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Form of Securities Purchase Agreement.*

10.2	Form of Warrant.*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2008

CYBERDEFENDER CORPORATION

By:	/s/ Gary Guseinov
Gary Guseinov
Chief Executive Officer